                                                            REVOCATION STATEMENT

                                  SCHEDULE 14A

                                   (RULE 14A)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                      1934

  Filed by the Registrant [X]

  Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]Preliminary Proxy Statement

[_]Confidential, for Use of the Commission Only (as permitted by Rule 14a-
6(e)(2))

[_]Definitive Proxy Statement

[_]Definitive Additional Materials

[X]Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                           COMMERCIAL INTERTECH CORP.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

     ---------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):

[_]$125 per Exchange Act Rules 0-11(c) (1) (ii), 14a-6(i) (1), 14a-6(i) (2) or
Item 22(a) (2) of Schedule 14A.

[_]$500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i) (3).

[_]Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

  (1) Title of each class of securities to which transaction applies:
    ------------------------------------------------------------------------

  (2) Aggregate number of securities to which transaction applies:
    ------------------------------------------------------------------------

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    ------------------------------------------------------------------------

  (4) Proposed maximum aggregate value of transaction:
    ------------------------------------------------------------------------

  (5) Total fee paid:
    ------------------------------------------------------------------------

[X]Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

                                      Commercial
                               [LOGO] ----------
                                      Intertech

Forward-Looking Information
- -------------------------------------------------------------------------------
The information herein contains certain forward-looking statements and information relating to CUNO Incorporated ("CUNO"), a wholly-owned subsidiary of Commercial Intertech Corp. ("TEC"), and TEC after giving effect to the previously announced spin-off of CUNO from TEC. Such information and statements are based on the beliefs of CUNO's and TEC's managements as well as assumptions made by and information currently available to them. When used in this document, the words "anticipate", "believe", "estimate" and "expect" and similar expressions, as they relate to CUNO or TEC or their managements, are intended to identify forward-looking statements. Such statements reflect the current views of CUNO and TEC with respect to future events and are subject to certain risks, uncertainties and assumptions. Should one or more of the uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated or expected. Neither CUNO nor TEC intends to update these forward-looking statements. Neither CUNO nor TEC makes any representation as to the accuracy of the information contained herein.

Reference is made to the Form 10 Information Statement filed by CUNO with the Securities and Exchange Commission ("SEC") on July 30, 1996 under the heading "Projections" and to Amendment No. 14 to TEC's Schedule 14D-9 filed by TEC with the SEC, which contain additional information concerning the CUNO and TEC projections contained herein and certain underlying assumptions.

The range of estimated trading values for CUNO and TEC set forth herein are based on management estimates of 1997 EPS and a range of price/earnings multiples which are similar to certain comparable companies. No representation is made that the estimates of 1997 EPS will in fact be realized or that the common stock of CUNO or TEC would, in fact, trade within the range of estimated trading multiples or values set forth herein.
                                                                      Commercial
                                                               [LOGO] ----------
                                                                      Intertech

Why We Are Here
- -------------------------------------------------------------------------------
[ ]  Background on situation

[ ]  TEC pre-existing plan to unlock CUNO value

[ ]  Describe what United Dominion ("UDI") is asking you to do

[ ]  Why our plan is superior

[ ]  Answer questions and establish a dialogue

                                                                      Commercial
                                                               [LOGO] ----------
                                                                      Intertech

Summary of Key Events
- -------------------------------------------------------------------------------
[ ]  March 22  TEC meets with Goldman Sachs to discuss shareholder value improvement alternatives

[ ]  April 17  Goldman Sachs presentation to TEC management regarding distribution of CUNO to TEC shareholders

[ ]  June 27   UDI presents a $27 per share offer for TEC

[ ]  July 11   UDI announces an intention to commence a tender offer at $27 per share

[ ]  July 12   TEC rejects $27 per share offer as inadequate and announces a stock buyback of 2.5 million shares and its intention to distribute CUNO in a tax-free spin-off to current TEC shareholders

[ ]  July 15   UDI raises tender offer to $30 per share

[ ]  July 17   TEC board rejects $30 per share offer as inadequate and
               reaffirms its July 12 plan

[ ]  July 29   TEC announces date of CUNO distribution to shareholders

                                                                      Commercial
                                                               [LOGO] ----------
                                                                      Intertech

What UDI is Asking You to Do
- -------------------------------------------------------------------------------
[ ] Vote at August 30 meeting to allow UDI to purchase shares under Ohio Takeover Statute

[ ] Tender your shares into UDI's offer which expires August 8th, unless extended

[ ]  Give your consent to call a special shareholders' meeting

[ ] Replace current TEC board, redeem the rights and allow UDI to consummate its offer
                                                                      Commercial
                                                               [LOGO] ----------
                                                                      Intertech

Critical Upcoming Dates
- -------------------------------------------------------------------------------
[ ]  August 8   UDI tender offer expires, unless extended

[ ]  August 9   Record date for CUNO distribution

[ ]  August 19  Effective date for CUNO distribution (i.e., later of approval
     Or Later of NASDAQ listing and commencement of trading or August 19th, subject to any court order which makes distribution illegal)

[ ]  Uncertain  Possible shareholder meeting to consider, among other things, the removal of current board

[ ]  August 30  Ohio Control Share Act meeting
                                                                      Commercial
                                                               [LOGO] ----------
                                                                      Intertech

Summary of TEC Plan
- -------------------------------------------------------------------------------
[ ]  TEC will distribute 100% of the common stock of CUNO to its shareholders

[ ] TEC is providing liquidity for shareholders by buying back up to 2.5 million shares

[ ]  Beyond 1997, TEC and CUNO anticipate accelerated growth

[ ]  TEC plan is superior because:

     --  Near-term potential public market values approach the offer price

     --  UDI's offer does not embody an appropriate control premium

     --  Shareholders can choose to keep or sell TEC and/or CUNO shares

                                                                      Commercial
                                                               [LOGO] ----------
                                                                      Intertech

TEC Business
Segment Breakdown
- --------------------------------------------------------------------------------
                 LTM Sales                          LTM Operating Profit
               $638 million                              $45 million

         [PIE CHART APPEARS HERE]                 [PIE CHART APPEARS HERE]


Hydraulic     Fluid      Building Systems  Hydraulic     Fluid      Building Systems
 Systems   Purification  & Metal Products   Systems   Purification  & Metal Products
- ---------  ------------  ----------------  ---------  ------------  ----------------
$288 mm       $171 mm         $178 mm       $20 mm       $13 mm          $11 mm

                                                                      Commercial
                                                               [LOGO] ----------
                                                                      Intertech

Summary Comparison of
Publicly Traded Companies
- -------------------------------------------------------------------------------
                                             P/E (a)
                                        ------------------
        Company                         1996E        1997E
- -------------------------------------------------------------------------------
        TEC Pre-Offer                    9.5x         8.3x


        Hydraulics Composite            10.6          9.7

        Fluid Purification Composite    19.6         16.3



                                                                      Commercial
(a) Based on latest calendarized IBES median estimates.        [LOGO] ----------
                                                                      Intertech

TEC
Weekly Indexed Common Stock Price History
- -------------------------------------------------------------------------------

                             [GRAPH APPEARS HERE]

Fluid Composite         Hydraulic Composite             TEC
                Fluid                       Hydraulic             TEC
- ---------------------   -----------------------------   -------------
Date    Indexed Price                   Indexed Price   Indexed Price
- ----
  1/1/95       134.16                          109.49          139.69
  1/6/95       130.87                          110.68          140.63
 1/13/95       133.22                          113.52          138.75
 1/20/95       132.04                          110.56          135.00
 1/27/95       129.56                          104.95          145.32
  2/3/95       129.93                          106.19          144.38
 2/10/95       133.76                          107.08          148.13
 2/17/95       135.04                          108.12          153.75
 2/24/95       135.11                          109.43          157.50
  3/3/95       133.51                          108.87          155.63
 3/10/95       137.32                          108.57          160.32
 3/17/95       141.78                          110.08          165.00
 3/24/95       145.65                          109.49          165.00
 3/31/95       146.30                          116.61          165.00
  4/7/95       146.73                          117.28          164.07
 4/14/95       149.57                          120.44          165.00
 4/21/95       149.63                          125.43          165.00
 4/28/95       148.82                          127.74          165.94
  5/5/95       150.93                          129.23          165.00
 5/12/95       154.03                          131.72          161.25
 5/19/95       154.12                          128.30          156.57
 5/26/95       155.35                          129.52          137.82
  6/2/95       154.27                          131.76          147.19
  6/9/95       154.05                          129.70          139.69
 6/16/95       159.19                          131.21          142.50
 6/23/95       160.18                          131.38          132.19
  7/1/95       163.79                          134.47          120.00
  7/7/95       166.48                          140.14          138.75
 7/14/95       171.17                          141.39          131.25
 7/21/95       172.32                          137.11          133.13
 7/28/95       174.86                          142.44          142.50
  8/4/95       174.11                          141.98          149.07
 8/11/95       171.57                          142.09          145.32
 8/18/95       170.73                          145.40          149.07
 8/25/95       173.26                          143.10          150.00
  9/1/95       172.83                          142.89          152.82
  9/8/95       174.96                          144.46          149.07
 9/15/95       176.69                          143.95          146.25
 9/22/95       176.17                          136.40          147.19
 9/29/95       183.23                          135.20          143.44
 10/6/95       182.87                          130.15          138.75
10/13/95       185.18                          126.19          136.88
10/20/95       183.34                          125.57          134.07
10/27/95       179.76                          121.28          127.50
 11/3/95       179.26                          126.34          131.25
11/10/95       179.52                          128.37          133.13
11/17/95       183.12                          128.71          130.32
11/24/95       187.36                          133.58          129.38
 12/1/95       191.15                          133.33          135.00
 12/8/95       193.44                          134.54          131.25
12/15/95       196.19                          132.68          140.63
12/22/95       196.90                          132.83          137.82
  1/1/96       201.23                          131.83          135.94
  1/5/96       196.89                          134.06          141.57
 1/12/96       190.82                          133.26          141.57
 1/19/96       192.00                          128.65          140.63
 1/26/96       198.94                          132.68          140.63
  2/2/96       205.23                          139.05          137.82
  2/9/96       209.80                          140.12          141.57
 2/16/96       208.19                          139.15          145.32
 2/23/96       213.06                          141.63          144.38
  3/1/96       214.02                          139.41          148.13
  3/8/96       207.19                          141.55          140.63
 3/15/96       211.03                          146.80          137.82
 3/22/96       217.81                          149.65          144.38
 3/29/96       215.77                          149.19          141.57
  4/5/96       222.25                          148.02          142.50
 4/12/96       218.97                          144.71          143.44
 4/19/96       225.98                          148.61          142.50
 4/26/96       230.17                          152.98          140.63
  5/3/96       232.49                          149.10          136.88
 5/10/96       237.64                          147.78          140.63
 5/17/96       244.93                          148.17          146.25
 5/24/96       243.61                          149.98          154.69
 5/31/96       247.31                          147.73          156.57
  6/7/96       249.12                          147.42          153.75
 6/14/96       245.11                          147.33          154.69
 6/21/96       243.82                          146.99          147.19

                           Weekly 1/1/95 to 6/27/96

                                                                      Commercial
                                                               [LOGO] ----------
                                                                      Intertech

Why Distribute CUNO?
- -------------------------------------------------------------------------------
[ ]  Fluid purification companies trade at a premium to TEC multiples

[ ] Can create greater near-term value while maintaining significant control premium for TEC shareholders

[ ]  Opportunity for management to focus on fluid purification business

[ ]  Ability to use stock as an acquisition currency

[ ]  Offers investors a "pure play"

[ ]  Opportunity to create appropriate incentives for management and employees

                                                                      Commercial
                                                               [LOGO] ----------
                                                                      Intertech

Description of
Proposed Spin-Off
- -------------------------------------------------------------------------------
[ ]  CUNO borrows $30 million which is used to retire TEC debt

[ ] Net dividend payable to TEC of $11 million is created on CUNO balance sheet for distribution in 1997

[ ] CUNO will have pro forma debt of $55 million in 1996E (inclusive of dividend payable to TEC)

[ ]  Distribute CUNO to TEC shareholders on a one-for-one basis tax-free

                                                                      Commercial
                                                               [LOGO] ----------
                                                                      Intertech

CUNO Markets
- --------------------------------------------------------------------------------
[ ]  Health Care

      --  Bioprocessing/Pharmaceuticals

      --  Food & Beverage

      --  Diagnostic/Laboratory


[ ]  Fluid Processing

      --  Electronics

      --  Coatings

      --  Chemicals/Petrochemicals


[ ]  Potable Water - Consumer

      --  Residential and Commercial

      --  Food Service
                                                                      Commercial
                                                               [LOGO] ----------
                                                                      Intertech

CUNO Products
- --------------------------------------------------------------------------------
[ ]  Membranes                       -- Zetapor/(R)/, Microfluor/(R)/,
                                        BevASSURE/TM/, ZetaBind

[ ]  Depth Filters                   -- Zeta Plus/(R)/, Betafine/(R)/,
                                        Micro-Klean/(R)/, Beta Klean/TM/

[ ]  Cleanable Filters and Systems   -- Poro-Klean/(R)/, Micro-Screen/(R)/,
                                        Auto-Klean/(R)/

[ ]  Housing and Systems             -- CTG-Klean
                                                                      Commercial
                                                               [LOGO] ----------
                                                                      Intertech

Experienced CUNO Management
- --------------------------------------------------------------------------------
Mark Kachur                 [ ]  President / CEO - Biotage Inc.
(President and COO)         [ ]  20 years with Pall Corporation

Michael Croft               [ ]  President - U.S. Operations CUNO
(SVP)                       [ ]  9 years with CUNO Asia

Ronald Drabik               [ ]  Vice President - ACME-Cleveland
(SVP and CFO)               [ ]  President - Met-Coil Systems
                            [ ]  CFO - RB&W Corporation


                                                                      Commercial
                                                               [LOGO] ----------
                                                                      Intertech

CUNO Growth Strategies
- --------------------------------------------------------------------------------
[ ]  Develop new products from core technologies

[ ]  Decrease product development cycle times

[ ]  Increase customer focus

[ ]  Improve distribution

[ ]  Improve operating efficiencies

[ ]  Pursue selective acquisitions

                                                                      Commercial
                                                               [LOGO] ----------
                                                                      Intertech

CUNO Historical
Income Statement
- --------------------------------------------------------------------------------
($ in millions)

                                        1993      1994      1995    CAGR
- --------------------------------------------------------------------------------
Sales                                 $130.8    $143.1    $162.7    11.5%

Operating Income                        (1.7)      5.0      10.8

Operating Margin                        (1.3)%     3.5%      6.7%

                                                                      Commercial
                                                               [LOGO] ----------
                                                                      Intertech

CUNO Pro Forma
1996E Balance Sheet
- --------------------------------------------------------------------------------

                                 Amount       Percent
- --------------------------------------------------------------------------------
         Debt (a)                $55.0          51%

         Equity                   53.5          49
                                  ====          ==

           Total                $108.5         100%


(a) Includes a net $11.1 million dividend payable to TEC.
                                                                      Commercial
                                                               [LOGO] ----------
                                                                      Intertech

CUNO Pro Forma
Projected Income Statement
- --------------------------------------------------------------------------------
($ in millions, except EPS)

                                  1995    1996E     1997E      CAGR
- --------------------------------------------------------------------------------
Sales                           $162.7   $182.3    $202.1      11.5%

Operating Income                  10.8     17.2      21.8      41.9

Interest Expense                   3.2      2.7       2.7

Net Income                         4.5      9.4      11.3      57.4

EPS (a)                          $0.33    $0.69     $0.82      57.4
                                  ====     ====      ====

Operating Margin                   6.6%     9.4%     10.8%



(a) Excludes extraordinary or nonrecurring charges.
    Assumes no conversion of the Series B shares.
                                                                      Commercial
                                                               [LOGO] ----------
                                                                      Intertech

Selected Fluid
Purification Companies
- --------------------------------------------------------------------------------
                                               P/E Multiples (a)
                                               -----------------
Company                                             1997E
- --------------------------------------------------------------------------------
Culligan                                            21.8x
Ionics                                              21.9
Millipore                                           12.7
Osmonics                                            16.7
Pall                                                16.0
U.S. Filter                                         15.4

Gelman Sciences (b)                                 25.0

(a) Based on latest calendarized IBES median estimates.
(b) Implied multiple at $35 offer price of Memtec transaction.

                                                                      Commercial
                                                               [LOGO] ----------
                                                                      Intertech

CUNO Publicly-Traded Value
- --------------------------------------------------------------------------------

   1997E EPS (a)                                $0.82

   P/E Multiple                             16x   -   18x

   Implied Stock Price Range              $13.00  -  $14.75
                                           =====      =====





(a) Excludes extraordinary or nonrecurring charges.
    Assumes no conversion of the Series B shares.

                                                                      Commercial
                                                               [LOGO] ----------
                                                                      Intertech

TEC Business Profile
- --------------------------------------------------------------------------------
[ ]  Hydraulics Systems         -  World leader in gear pumps

                                -  Operates 16 manufacturing
                                   facilities in six countries

                                -  More than 220 sales outlets
                                   worldwide

[ ]  Building Systems           -  Leader in European market custom
                                   and standard prefabricated buildings

[ ]  U.S. Metals                -  Manufactures a wide variety
                                   of custom-formed metal shapes

                                                                      Commercial
                                                               [LOGO] ----------
                                                                      Intertech

TEC Growth Strategies
- --------------------------------------------------------------------------------
[ ] Launch of new products

[ ] $3.5 million reduction in corporate and operating unit overhead

[ ] Continued improvement in the German businesses

[ ] Building Systems' penetration of the Central and
    Eastern Europe markets

                                                                      Commercial
                                                               [LOGO] ----------
                                                                      Intertech

TEC Historical
Income Statement
- --------------------------------------------------------------------------------
($ in millions)

                            1993           1994          1995          CAGR
- --------------------------------------------------------------------------------
Sales                     $317.8         $373.8        $459.1          20.2%

Operating Income            27.0           29.9          34.4          12.9

Operating Margin             8.5%           8.0%          7.5%

                                                                      Commercial
                                                               [LOGO] ----------
                                                                      Intertech

TEC Pro Forma
1996E Balance Sheet
- --------------------------------------------------------------------------------

                                Amount       Percent
- --------------------------------------------------------------------------------
Debt (a)                        $112.7         57%

Equity                            84.3         43
                                  ====         ==
  Total                         $197.0        100%


(a) Reduced by a net $11.1 million CUNO dividend payable to TEC in 1997.

                                                                      Commercial
                                                               [LOGO] ----------
                                                                      Intertech

TEC Pro Forma Projected
Income Statement
- --------------------------------------------------------------------------------
($ in millions, except EPS)

                                1996E           1997E            % Increase
- --------------------------------------------------------------------------------
Sales                          $475.1          $500.8                5.4%
Operating Income                 37.7            49.0               30.0
Interest Expense                  7.5            10.4
Net Income                       23.1            27.9               20.9
EPS (a)                         $1.36           $1.65               21.3
                                 ====            ====
Operating Margin                 7.9%            9.8%

(a) Excludes extraordinary or nonrecurring charges.                   Commercial
    Assumes conversion of the Series B shares.                 [LOGO] ----------
                                                                      Intertech

Valuation of Selected
Equipment Manufacturer Companies
- --------------------------------------------------------------------------------
                                                P/E Multiples (a)
                                            -------------------------
Company                                              1997E
- --------------------------------------------------------------------------------
Case                                                  9.2x
Caterpillar                                          10.4
Cummins Engine                                        9.3
Dana                                                  8.8
Deere                                                10.4
Eaton                                                10.4
Parker-Hannifin                                       9.9
Sundstrand                                           13.1
Trinova                                               8.4


                                                                      Commercial
                                                               [LOGO] ----------
(a) Based on latest calendarized IBES median estimates.               Intertech

TEC Publicly-Traded Value
- --------------------------------------------------------------------------------


1997E EPS (a)                                          $1.65

P/E Multiple                                        8x   -   10x

Implied Stock Price Range                        $13.25  -  $16.50
                                                  =====      =====




(a) Excludes extraordinary or nonrecurring charges.                   Commercial
    Assumes conversion of the Series B shares.                 [LOGO] ----------
                                                                      Intertech

Combined TEC - CUNO
Publicly-Traded Values
- --------------------------------------------------------------------------------
                                                           Implied Stock
                        1997 EPS        P/E Multiple        Price Range
- --------------------------------------------------------------------------------

CUNO                      $0.82          16x - 18x         $13.00 - $14.75

TEC                       $1.65           8x - 10x         $13.25 - $16.50
                                                           ---------------

  Total                                                    $26.25 - $31.25
                                                           ===============



                                                                      Commercial
                                                               [LOGO] ----------
                                                                      Intertech

Why You Should Support TEC's
Plan
- --------------------------------------------------------------------------------
[ ] TEC Board's plan offers potential public market value in the $26.25 to $31.25 range

[ ] TEC's plan retains your control premium in both companies until you receive an appropriate offer

[ ] TEC and CUNO expect earnings acceleration beyond 1997 timeframe

[ ] Greater research coverage and more natural buyers for post-distribution companies

[ ] UDI's $30 per share offer is inadequate and you should support management's plan
                                                                      Commercial
                                                               [LOGO] ----------
                                                                      Intertech

                                     # # #

  The following is a list of the names and shareholdings of individuals who may be deemed to be "participants" in the solicitation of proxies or revocation of agent designations by Commercial Intertech in opposition to United Dominion and OAC's solicitation of proxies for a "control share" meeting and their solicitation of agent designations to call a special meeting (information with respect to shareholdings includes common shares, shares issuable pursuant to options exercisable within 60 days, and preferred shares): Paul J. Powers (329,041 shares); Mark G. Kachur (32,086 shares);
Bruce C. Wheatley (34,714 shares); Hubert Jacobs van Merlen (13,103 shares); John Gilchrist (32,032 shares); William J. Bresnahan (300 shares); Charles B. Cushwa III (220,380 shares); William W. Cushwa (238,925 shares); John M.
Galvin (5,750 shares); Richard J. Hill (10,397 shares); Neil D. Humphrey
(6,635 shares); William E. Kassling (5,000 shares); Gerald C. McDonough (4,500 shares); C. Edward Midgley (10,000 shares); George M. Smart (2,750 shares);
Don E. Tucker (136,855 shares); Robert A. Calcagni (58,463 shares); Gilbert M. Manchester (33,994 shares); and Steven J. Hewitt (23,880 shares). Commercial Intertech has engaged Goldman, Sachs & Co. as its financial adviser in connection with the United Dominion tender offer and the solicitations described above. Goldman, Sachs & Co. will receive certain fees in connection with its services. Certain partners and employees of Goldman, Sachs & Co. may assist in the solicitation of proxies on behalf of Commercial Intertech's Board of Directors. In the normal course of business, Goldman, Sachs & Co. regularly buys and sells securities, including Commercial Intertech securities on its own account and for the account of its customers, which transactions may result from time to time in Goldman, Sachs & Co. having a net long or net short position in Commercial Intertech securities.